UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE (Former name or former address, if changed since last report)
000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on July 9, 2017, Great Plains Energy Incorporated (“Great Plains Energy”), Westar Energy, Inc. (“Westar Energy”) and certain other parties entered into an Amended and Restated Agreement and Plan of Merger (“Merger Agreement”).

On May 24, 2018, the Missouri Public Service Commission (“MPSC”) issued an order approving the transactions contemplated by the Merger Agreement, subject to the parameters set forth in the stipulation and agreements previously entered into by and among Great Plains Energy, Westar Energy, the MPSC staff and certain intervenors. The order provides for an effective date of June 3, 2018. The order can be accessed on the MPSC’s website. To access the MPSC order, visit https://psc.mo.gov/, click on “Access EFIS” on the right side of the page under “How do I…,” click on the hyperlink phrase “Docket Sheet” in the bullet point under the heading “View Information On A Specific Case,” enter docket EM-2018-0012 in the search field and press enter, and click on the relevant document. The information contained on the MPSC’s website is not part of, or incorporated by reference into, this filing.

In addition, on May 24, 2018, the Kansas Corporation Commission (“KCC”) issued an order approving the transactions contemplated by the Merger Agreement, subject to the parameters set forth in the settlement agreement previously entered into by and among Great Plains Energy, Westar Energy, the KCC Staff, the Citizens’ Utility Ratepayer Board, or CURB, and certain other intervenors, and an additional condition directed by the KCC. The order became effectively immediately. Once available, the KCC order can be accessed on the KCC’s website. To access the order, visit http://www.kcc.state.ks.us, click “Docket Filings,” search for docket 18-KCPE-095-MER, click on the docket that is retrieved from the search results, click on the “Documents” tab and find the relevant document. The information contained on the KCC’s website is not part of, or incorporated by reference into, this filing.

On May 24, 2018, Great Plains Energy and Westar Energy issued a press release announcing the receipt of all regulatory approvals that were necessary to complete the transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 25, 2018	GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Chief Compliance Officer and Corporate Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Chief Compliance Officer and Corporate Secretary